EXHIBIT 99.7

Space Above  This Line For Recording  Data

DEED OF TRUST

DATE  AND PARTIES.   The date  of  this  Deed  Of Trust  (Security  Instrument) is February  2, 2012.  The parties and their  addresses are:

GRANTOR:
ELDORADO ARTESIAN SPRINGS,INC.
A Colorado  Corporation
1783 Dogwood Street
Louisville, CO 80027

TRUSTEE:
PUBLIC TRUSTEE OF BOULDER COUNTY, COLORADO

LENDER:
ANB BANK
Organized and existing under the laws  of Colorado
3033 East First Ave
Denver, CO  80206

1. CONVEYANCE.   For good  and valuable  consideration, the  receipt  and sufficiency of  which  is acknowledged, and  to  secure  the  Secured  Debts  and  Grantor's  performance under  this  Security   Instrument, Grantor   does hereby  irrevocably grant,  convey  and sell to  Trustee,  in trust  for  the benefit of Lender, with power  of  sale, the following described  property:·

See Attached Exhibit  A

The property is located  in Boulder County  at 255  Artesian Drive; 23 Kneale Road
35,  299, 319-321 Eldorado Springs Drive, Eldorado Springs/Louisville, Colorado  80025-27.

Together  with all rights, easements,  appurtenances, royalties, mineral  rights, oil and gas rights, crops,  timber, all  diversion payments or  third  party  payments made  to  crop  producers, all  water  and  riparian  rights, wells, ditches,  reservoirs  and   water   stock   and  all  existing  and  future  improvements, structures,  fixtures,  and repla6ements that  may  now, or at any time  in the future, be part  of the  real estate  described  (all referred  to, as Property). This Security Instrument will  remain  in effect until  the  Secured  Debts  and all underlying agreements have been terminated in writing by Lender.

2. MAXIMUM OBLIGATION  LIMIT.    The total  principal amount  secured  by  this  Security  Instrument at any  one time  and from  time  to time  will  not exceed  $1,415,216.02.  Any  limitation of amount  does not  include  interest and  other  fees  and charges  validly  made  pursuant to  this  Security  Instrument.  Also, this  limitation does  not apply  to advances  made under the terms  of this  Security  Instrument to protect Lender's  security  and to perform any of the covenants contained in this Security Instrument.

3. SECURED DEBTS.   The term  "Secured  Debts"  includes  and this  Security  Instrument will  secure  each of  the following:

A.   Specific  Debts.   The  following  debts   and  all  extensions,  renewals,  refinancings,  modifications  and replacements.   A  promissory note  or  other  agreement, No.  0130011703, dated  February  2,  2012, from Eldorado  Artesian Springs,  Inc.,  Douglas  A. Larson  , Kevin  M.  Sipple and Jeremy  S. Martin   (Borrower) to Lender, with a loan amount  of  $1,415,216.02.

B. All Debts.  All present  and future debts  from  Eldorado  Artesian Springs,  Inc.,  Douglas  A. Larson  , Kevin M. Sipple   and Jeremy  S. Martin  to Lender, even if this  Security  Instrument is not  specifically referenced.or if  the  future debt  is unrelated  to  or of  a different type  than  this  debt.    If  more  than  one person  signs  this Security  Instrument, each agrees that  it will  secure debts incurred  either  individually or with others  who  may not  sign  this  Security  Instrument.   Nothing in  this  Security  Instrument constitutes a commitment to  make additional or future loans  or advances.    Any  such commitment must  be in writing.  In the  event  that  Lender fails to provide  any required  notice  of the right  of rescission, Lender waives  any subsequent security interest in the  Grantor's principal dwelling that  is created  by  this  Security Instrument.  This  Security  Instrument will not   secure   any   debt   for   which  a  non-possessory,  non-purchase  money   security   interest  is  created   in "household  goods"   in  connection with  a  "consumer  loan,"   as  those   terms   are  defined   by  federal   law governing unfair  and deceptive credit  practices.  This Security  Instrument will  not  secure any debt for  which a security interest is  created  in  "margin stock" and  Lender  does  not  obtain  a "statement of  purpose,"  as defined  and required by federal law  governing securities.  This Security  Instrument will  not  secure  any other debt  if  Lender  fails,  with respect  to  that  other  debt,  to  fulfill any  necessary  requirements or limitations of Sections  19(a), 32, or 35 of Regulation Z.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

C. Sums  Advanced.    All sums  advanced  and expenses  incurred  by  Lender under  the terms  of  this  Security Instrument.

4.  PAYMENTS.   Grantor  agrees  that  all  payments   under  the  Secured  Debts  will  be paid  when  due  and in accordance  with  the terms of the Secured Debts and this Security  Instrument.

5. NON-OBLIGATED GRANTOR.   Any  Grantor,  who  is not  also identified as a Borrower  in the Secured Debts section of this Security  Instrument and who signs this Security  Instrument, is defined as a cosigner for purposes of the Equal Credit  Protection  Act  and the Federal Reserve Board's  Regulation  B, 12  C.F.R. 202.7(d)(4), and is referred  to herein as a Non-Obligated  Grantor.  By signing  this  Security  Instrument, the Non-Obligated  Grantor does  convey and assign their  rights  and interests  in the  Property  to  secure payment  of  the Secured Debts, to create a valid lien, to pass clear title,  to waive  inchoate  rights  and to assign earnings or rights to payment  under any lease or rent  of the Property.   However, the Non-Obligated  Grantor is not  personally  liable for  the Secured Debts.

6. WARRANTY  OF TITLE.   Grantor warrants  that  Grantor is or will be lawfully seized of the estate conveyed  by this Security  Instrument and has the right  to irrevocably grant, convey  and sell the Property  to Trustee, in trust, with  power  of  sale.    Grantor  also  warrants  that  the  Property  is  unencumbered, except  for  encumbrances.  of record.

7. PRIOR SECURITY INTERESTS.  With  regard  to  any  other  mortgage, deed of  trust, security  agreement  or other lien document  that  created a prior security  interest  or encumbrance on the Property, Grantor agrees:

A. To make all payments  when due and to perform  or comply  with  all covenants.

B. To promptly deliver to Lender any notices  that  Grantor receives from the holder.

C. Not  to  allow  any  modification or  extension  of,  nor  to  request  any  future  advances  under  any  note  or agreement secured by the lien document  without Lender's prior written consent.

8. CLAIMS  AGAINST  TITLE.   Grantor  will  pay  all taxes, assessments,  liens, encumbrances, lease payments, ground  rents,  utilities, and other  charges  relating  to  the  Property  when  due. Lender may  require  Grantor  to provide  to  Lender  copies  of  all  notices   that   such  amounts   are  due  and  the  receipts   evidencing   Grantor's payment.   Grantor will  defend title  to the Property  against any claims that  would  impair  the lien of this Security Instrument.  Grantor agrees to assign to Lender, as requested by Lender, any rights, claims or defenses Grantor may   ave  against parties who supply labor or materials  to .maintain  or improve  the Property.

9. DUE ON SALE OR ENCUMBRANCE.    Lender  may,  at its  option,  declare  the  entire  balance  of  the  Secured Debt .to  be  immediately   due  and  payable  upon  the  creation  of,  or  contract for  the  creation  of,  any  lien, encumbrance,  transfer  or sale of all or any part  of the Property.   This right  is subject  to the restrictions imposed by federal law (12 C.F.R. 591), as applicable.

10. TRANSFER OF AN INTEREST IN THE GRANTOR.   If Grantor  is an entity  other  than a natural person (such as a corporation, partnership, limited  liability company  or other  organization), Lender may  demand  immediate payment  if:

A.  A beneficial interest  in Grantor is sold or transferred.

B.  There is a change in either the identity or number of members  of a partnership  or similar entity.

C.  There is a change in ownership of more than  25 percent  of the voting  stock  of a corporation, partnership, limited  liability  company  or similar entity.

However, Lender may  not  demand payment  in the  above situations if  it is prohibited  by law  as of the  date of this Security  Instrument.

11.   WARRANTIES   AND   REPRESENTATIONS.   Grantor   makes   to   Lender   the   following  warranties    and representations which  will continue  as long as this Security  Instrument is in effect:

A. Power.    Grantor  is duly  organized, and validly  existing  and in good  standing  in all jurisdictions in  which Grantor  operates.     Grantor  has  the  power   and  authority  to  enter  into  this  transaction and  to  carry  on Grantor's  business  or activity as it is now  being conducted and, as applicable, is qualified  to  do so in each jurisdiction in which  Grantor operates.

B.  Authority.   The  execution,  delivery   and  performance  of  this  Security   Instrument  and  the  obligation evidenced  by this Security  Instrument are within Grantor's  powers, have been duly authorized, have received all necessary  governmental  approval, will  not violate  any provision of law,  or order of court  or governmental agency, and  will  not  violate  any  agreement  to  which  Grantor  is  a party  or to  which  Grantor  is or any  of Grantor's  property  is subject.

C. Name  and  Place of  Business.    Other  than  previously   disclosed  in  writing to  Lender,  Grantor  has hot changed  Grantor's  name or principal  place  of business  within the last  10  years and has not used any other trade or fictitious name.  Without Lender's  prior written consent, Grantor does not and will  not use any other name and will preserve Grantor's  existing  name, trade names and franchises.

12. PROPERTY  CONDITION,  ALTERATIONS  AND   INSPECTION.  Gran  tor   will   keep  the  Property   in  good condition and make  all repairs  that  are reasonably  necessary. Grantor  will  not  commit  or  allow  any  waste, impairment, or deterioration of the Property.   Grantor will  keep the Property  free of noxious  weeds and grasses. Grantor  agrees that  the  nature  of  the  occupancy and use  will  not  substantially change  without Lender's  prior written consent.    Grantor  will  not  permit  any change in any license, restrictive covenant  or easement  without Lender's  prior  written consent.  Grantor  will  notify Lender  of  all  demands,  proceedings, claims,  and actions again'st Grantor, and of any loss or damage to the Property.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

No  portion of  the  Property   will  be  removed, demolished or  materially altered  without Lender's   prior  writ  en consent   except   that   Grantor  has  the  right   to  remove   items   of  personal  property  comprising a  part  of  the Property  that  become  worn  or obsolete,  provided that  such  personal  property is replaced  with other  personal property at least  equal in value  to the  replaced  personal property, free  from  any title  retention device, security agreement   or  other  encumbrance.Such  replacement  of  personal   property  will  be  deemed  subject   to  the security   interest  created  by  this  Security   Instrument.Grantor   will  not  partition or  subdivide the  Property without Lender's  prior  written consent.

Lender or Lender's  agents may, at Lender's  option, enter the Property  at any reasonable  time  for the purpose  of inspecting the  Property.   Lender  will  give  Grantor  notice  at  the  time  of  or  before  an inspection specifying a reasonable  purpose  for  the  inspection.  Any  inspection of  the Property  will  be entirely  for  Lender's  benefit  and Grantor  will in no way  rely on Lender's  inspection.

13.  AUTHORITY  TO PERFORM. If  Grantor  fails  to  perform  any  duty  or any of  the covenants  contained in this Security   Instrument, Lender  may,  without notice, perform or  cause  them  to  be performed. Grantor  appoints Lender as attorney in fact  to sign Grantor's name or pay any amount  necessary  for performance.  Lender's  right to perform  for  Grantor  will  not  create  an obligation to perform, and Lender's  failure  to perform  will  not preclude Lendr  from    exercising  any  of   Lender's   other   rights.  under   the  law   or  this   Security   Instrument.If  any construction on the Property  is discontinued or not carried  on in a reasonable  manner, Lender may take all steps necessary  to protect Lender's  security  interest in the Property, including completion of the construction.

14. DEFAULT.   Grantor  will be in default  if any of the following events  (known separately  and collectively as an Event of Default)  occur:

A. Payments.    Grantor  or Borrower  fail to make a payment in full  when  due.

B. Insolvency or Bankruptcy.   The  death,  dissolution or insolvency of,  appointment of  a receiver  by  or on behalf  of, application of any  debtor  relief  law, the assignment for the benefit  of creditors by or on behalf  Of, the voluntary or involuntary termination of existence  by, or the commencement of any proceeding under  any present  or future federal or state  insolvency, bankruptcy, reorganization, composition or debtor  relief  law  1 by or against  Grantor, Borrower, or any co-signer, endorser,  surety  or guarantor  of  this  Security  Instrument or any other obligations Borrower  has with Lender.

C. Business Termination.  Grantor· merges,  dissolves, reorganizes,  ends its business or existence, or a partner or majority owner  dies or is declared legally  incompetent.

D. Failure  to  Perform.   Grantor  fails  to  perform any  condition or to  keep  any  promise  or covenant of  his Security  Instrument.

E. Other  Documents.   A  default  occurs  under  the  terms  of  any  other  document relating   to  the  Secured Debts.

F. Other Agreements.  Grantor is in default  on any other  debt or agreement  Grantor has with Lender.

G. Misrepresentation.   Grantor  makes  any verbal  or written statement or provides  any  financial  information that is untrue, inaccurate, or conceals  a material fact  at the time it is made or provided.

H. Judgment.  Grantor  fails to satisfy or appeal any judgment  against  Grantor.

I. Forfeiture.  The  Property   is  used  in  a manner  or  for  a purpose  that   threatens   confiscation by  a legal authority.

J. Name Change.   Grantor  changes  Grantor's name or assumes  an additional name  without notifying Leni:ler before making  such a change.

K. Property  Transfer.    Grantor  transfers all  or  a  substantial part  of  Grantor's money   or  property.    This condition of default, as it relates to the transfer  of the Property, is subject  to the restrictions contained in the DUE ON SALE section.

L. Property Value.   Lender determines  in good faith  that  the value of the Property  has declined or is impaired.

M.  Material Change.  Without  first   notifying Lender,  there  is  a  material   change  in  Grantor's  business, including ownership, management, and financial conditions.

N. lnsecurity.   Lender  determines  in  good  faith  that  a material  adverse  change  has occurred  in Borrower's financial  condition from  the  conditions set  forth in  Borrower's most  recent  financial  statement before  the date  of  this  Security  Instrument or that  the  prospect for  payment or performance of  the  Secured  Debts  is impaired  for any reason.

15. REMEDIES.  On or after  the occurrence of an Event of Default, Lender may use any and all remedies  Lender has under  state  or federal  law  or in any document relating  to the  Secured  Debts, including, without limitation, the  power  to  sell the  Property  or foreclose  on installments without  acceleration.  Any  amounts  advanced  on Grantor's behalf  will  be immediately due and  may  be  added  to  the  balance  owing under  the  Secured  Debts. Lender  may  make  a claim  for  any  and  all  insurance   benefits   or  refunds  that  may  be  available  on  Grantor's default.

Subject  to any right  to cure, required  time  schedules  or any other  notice  rights  Grantor  may  have under  federal and  state  law, Lender  may  make  all  or  any  part  of  the  amount   owing by  the  terms  of  the  Secured  Debts immediately due and  foreclose  this  Security  Instrument in  a manner  provided by  law  upon  the  occurrence of Grantor's default  or anytime  thereafter.

If there  is an occurrence of an Event  of  Default, Trustee  will,  in addition  to any other  permitted remedy,  at the request  of  Lender,  advertise  and  sell the  Property  as a whole  or in  separate  parcels  at  public  auction  to  the highest   bidder  for  cash. Trustee  will  give  notice  of  sale  including the  time,  terms  and  place  of  sale and a description of  the  Property  to  be sold  as required  by  the  applicable  law  in  effect  at  the  time  of  the  proposed sale.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

Upon the sale of the Property,  to the extent  not prohibited by law, and at such time purchaser  is legally entitled to it, Trustee  shall make and deliver a deed to the Property  sold which  conveys  title  to the purchaser, and after first  paying  all fees, charges  and costs,  shall  pay  to  Lender all monies  advanced  for  repairs,  taxes, insurance liens, assessments  and prior  encumbrances  and interest  thereon, and the  principal  and interest  on the Secured Debt,  paying  the  surplus,  if  any,  to  persons  legally  entitled  to  it.Lender  may  purchase  the  Property. The recitals in any deed of conveyance shall be prima facie evidence  of the facts  set forth  therein.

All remedies are distinct, cumulative and not  exclusive, and Lender is entitled to all remedies provided  at law  or equity,   whether   or  not  expressly   set  forth. The  acceptance   by  Lender  of  any  sum  in  payment   or  partial payment  on the  Secured  Debts  after  the  balance  is due or is accelerated  or after  foreclosure  proceedings  are filed  will  not  constitute a waiver  of Lender's  right  to require  full  and complete  cure of any existing  default.  By not  exercising  any  remedy,  Lender  does  not  waive  Lender's  right  to  later  consider  the  event  a default  if  it continues  or happens again.

16.  COLLECTION EXPENSES AND ATTORNEYS' FEES.   On or after  the occurrence  of an Event of Default,to the  extent  permitted by  law,  Grantor  agrees  to  pay all expenses of collection, enforcement or protection, of Lender's rights and remedies under this Security Instrument or any other document relating to the Secured Debts. Grantor agrees to pay expenses for Lender to inspect and preserve the Property and for any recordat.ion costs 1 of releasing the Property   from this Security Instrument.Expenses include, but are not limited to, attorneys' fees, court costs and other legal expenses. These expenses are due and payable immediately. If pot paid immediately, these expenses will bear interest from the date of payment until paid in full at the highest interest rate in effect as provided for in the terms of the Secured Debts. In addition, to the extent permitted by the United States Bankruptcy Code, Grantor agrees to pay the reasonable attorneys' fees incurred by Lender to protect Lender's rights and interests in connection with any bankruptcy proceedings initiated by or against Grantor.

17.  ENVIRONMENTAL  LAWS  AND  HAZARDOUS  SUBSTANCES.    As  used  in  this  section, (11 Environmental Law  means,  without limitation, the  Comprehensive Environmental Response,  Compensation  and Liability   Act (CERCLA, 42 U.S.C.  9601 et seq.), all other  federal, state  and local laws, regulations, ordinances, court  orders, attorney  general opinions  or interpretive letters  concerning the  public  health, safety, welfare, environment or a hazardous  substance; and (21 Hazardous  Substance  means any toxic, radioactive or hazardous  material, waste, pollutant  or  contaminant  which   has  characteristics  which   render   the  substance   dangerous   or  potentially dangerous  to  the  public  health,  safety, welfare   or  environment. The  term  includes,  without  limitation, any substances  defined  as "hazardous  material," "toxic substance," "hazardous  waste," "hazardous  substance," or "regulated substance" under any Environmental Law.

Grantor represents, warrants and agrees that:

A. Except as previously  disclosed and acknowledged in writing to Lender, no Hazardous Substance  has been, is, or  will  be located,  transported, manufactured, treated,  refined,  or handled  by  any person  on, under  or about  the  Property,  except  in  the  ordinary  course  of  business  and  in  strict compliance with all applicable Environmental Law.

B. Except as previously disclosed and acknowledged in writing to Lender, Grantor has not and will  not cause, contribute to, or permit  the release of any Hazardous Substance  on the Property.

C. Grantor  will  immediately notify  Lender  if  (1) a  release  or  threatened release  of  Hazardous  Substance occurs  on, under or about  the Property or migrates or threatens to migrate  from  nearby property; or (2) there is  a violation of  any  Environmental Law  concerning the  Property.  In  such  an event,  Grantor  will  take all necessary remedial action in accordance  with Environmental Law.

D. Except  as previously  disclosed  and acknowledged in  writing to  Lender, Grantor  has no knowledge of  or reason to believe there is any pending  or threatened investigation, claim, or proceeding of any kind relating  to (1) any Hazardous Substance  located  on, under or about  the Property; or (2) any violation by Grantor or  any tenant  of any Environmental Law. Grantor  will  immediately notify Lender in writing as soon as Grantor has reason to  believe  there  is any  such  pending  or threatened investigation, claim,  or proceeding.  In such  an event, Lender has the right,  but not the obligation, to participate in any such proceeding including the right  to receive copies of any documents  relating  to such proceedings.
E. Except  as previously   disclosed  and  acknowledged in  writing to  Lender,  Grantor  and  every  tenant  have been, are and will remain in full compliance with any applicable Environmental Law.

F. Except  as previously disclosed  and acknowledged in writing to Lender, there  are no underground storage tanks, private  dumps or open wells  located  on or under  the Property and no such tank, dump or well  will be added unless Lender first  consents  in writing.

G. Grantor  will  regularly  inspect  the  Property,  monitor the  activities and  operations  on the  Property,  and confirm that  all permits, licenses or approvals  required by any applicable  Environmental  Law are obtained and complied  with.

H. Grantor  will  permit, or cause  any  tenant  to  permit, Lender  or  Lender's  agent  to  enter  and  inspect  the Property  and review  all records at any reasonable  time to determine  (11 the existence, location and natur of any Hazardous Substance  on, under or about  the Property; (21 the existence, location, nature, and magnitude of .any Hazardous  Substance  that  has been released  on, under  or about the Property;  or (31 whether  or not Grantor and any tenant  are in compliance with applicable Environmental Law.

I. Upon  Lender's  request  and  at  any  time,  Grantor  agrees,  at  Grantor's expense,  to  engage  a  qualified environmental engineer  to prepare  an environmental audit  of  the Property  and to  submit  the results  of  Such audit to Lender.   The choice of the environmental engineer who  will  perform  such audit is subject  to Lender's approval.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

J. Lender has the right, but  not  the  obligation, to  perform any of  Grantor's obligations under  this  section  at Grantor's expense.

K. As  a consequence of  any  breach  of  any  representation, warranty  or promise  made  in  this  section, (1) Grantor  will  indemnify and  hold  Lender  and  Lender's  successors or  assigns  harmless  from  and  against  all losses,   claims,   demands,   liabilities,  damages,   cleanup,   response   and  remediation costs,  penalties   and expenses,  including without limitation all costs  of  litigation and attorneys' fees, which Lender  and Lender's successors   or  assigns   may   sustain;  and   (2)  at   Lender's   discretion,  Lender  may   release  this   Security Instrument and in return Grantor  will  provide  Lender  with collateral of  at  least  equal value  to  the  Property without prejudice  to any of Lender's  rights  under this  Security  Instrument.

L. Notwithstanding any of the language contained in this Security Instrument to the contrary, the terms of this section will survive any foreclosure or satisfaction of this Security Instrument regardless of any passage of title to Lender or any disposition by Lender of any or all of the Property. Any claims  and defenses to the contrary are hereby waived.

18. CONDEMNATION.  Grantor  will give Lender prompt notice  of any pending  or threatened action  by private or public  entities to  purchase  or. take  any  or  all of  the  Property  through condemnation, eminent  domain,  or  any other. means.   Grantor  authorizes  Lender to intervene in Grantor's name in any of the above described  actions  or claims. Grantor   assigt.ls  to   Lender  the  proceeds   of  any  award   or claim   for   damages   connected with  a condemnation or other taking  of all or. any part of the Property.  Such proceeds  will  be considered payments and will  be applied  as provided in this  Security  Instrument.  This assignment of proceeds  is subject  to  the terms  of any prior mortgage, deed of trust, security agreement  or other lien document.

19. INSURANCE.   Grantor  agrees to  keep the Property  insured  against  the risks  reasonably  associated with the Property.   Grantor  will  maintain this  insurance in the  amounts  Lender requires.   This insurance  will  last until  the  Property   is  released  from   this  Security Instrument. What   Lender  requires   pursuant  to  the  preceding   two sentences can  change  during  the  term  of  the  Secured  Debts. Grantor  may  choose  the  insurance company, subject  to Lender's  approval, which will  not be unreasonably withheld.

All insurance  policies  and renewals shall include  a standard  "mortgage clause"  (or "lender  loss payable  clause") endorsement  that  names  Lender as "mortgagee" and "loss  payee".   If required  by Lender, all insurance  policies and  renewals   will   also  include   an  "additional  insured"   endorsement  that   names   Lender  as  an  "additional insured".  If required  by Lender, Grantor  agrees to maintain comprehensive general liability insurance and rental loss or business  interruption insurance  in amounts and under policies  acceptable to Lender.  The comprehensive general liability insurance must  name  Lender  as an additional insured. The rental  loss or business  interruption insurance  must  be  in  an amount  equal  to  at  least  coverage  of  one  year's   debt  service,  and  required  escrow accoutant deposits  (if agreed to separately  in writing).

Grantor  will  give Lender  and the insurance company  immediate notice  of  any loss.   All insurance  proceeds  will be  applied  to  restoration or  repair  of  the  Property   or  to  the  Secured  Debts,  at  Lender's  option.   If  Lender acquires  the Property  in damaged condition, Grantor's rights  to any insurance policies  and proceeds  will  pass to Lender to the extent  of the Secured Debts.

Grantor  will  immediately notify Lender of  cancellation or termination of insurance.    If  Grantor  fails  to  keep the Property  insured,  Lender may  obtain  insurance to  protect Lender's  interest in the Property  and Grantor  will  pay for  the insurance  on Lender's  demand.    Lender  may  demand  that  Grantor  pay  for  the  insurance  all at once, or Lender may  add the  insurance premiums to  the  balance  of  the  Secured  Debts  and charge  interest on it at the rate that  applies to the Secured Debts.   This insurance  may include  coverages  not  originally  required  of Grantor, may  be written by  a company  other  than  one Grantor  would choose,  and may  be written at a higher  rate t l an Grantor  could  obtain  if  Grantor  purchased  the insurance.    Grantor  acknowledges and agrees that  Lender or cine of Lender's  affiliates may receive  commissions on the purchase  of this  insurance.

20. ESCROW FOR TAXES  AND INSURANCE.    Grantor  will  not be required  to pay to Lender funds  for taxes and insurance  in escrow.

21.  WAIVERS.     Except   to  the  extent   prohibited by  law, Grantor   waives   all  appraisement  and  homestead exemption rights  relating to the Property.

22. OTHER TERMS.   The following are applicable  to this Security Instrument:

A.  No  Action by  Lender.  Nothing contained in  this  Security   Instrument shall  require  Lender  to  take  any action.

B. Additional Terms.

In :addition  to  all other  remedies  available  to Lender under  Security  Instrument, Lender shall be entitled, as a matter of  absolute   right  and  without regard  to  the  value  of  any  security  for  the  Secured  Debts  or  the solvency   of  any  person  liable  therefore, to  the  appointment of  a receiver  for  the  Property  upon  ex-parte application to  any  court   of  competent jurisdiction. Grantor  waives   any  right  to  any  hearing  or  notice of hearing  prior  to  the  appointment of  a receiver. Such receiver  and his  agents  shall be empowered to  take  all actions  as directed  by a court  of competent jurisdiction, including but not limited to each of the following:

A. Take  possession of  the  Property  and  any  business  conducted by  Grantor  or any  other  person  thereon and any  business  assets  used  in connection therewith and, if  the  receiver  deems it appropriate, to  operate the same.
B. Exclude Grantors  agents, servants, and employees  from  the Property.
C. Collect  the rents, issues, profits, and income  there from.
D. Complete any construction which may be in progress.
E. Do such maintenance and make such repairs  and alterations as the receiver  deems necessary.
F. Use all stores  of materials, supplies,  and maintenance equipment on the Property  and replace  such items at the expense of the receivership  estate.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

G. Pay all taxes  and assessments  against  the  Property,  all premiums  for  insurance  thereon,  all utility and other  operating  expenses incurred  by  the receiver  or his agents,  and shall constitute a part  of  the  Secured Debts.

Any  revenues  collected by  the  receiver  shall be applied  first  to  the  expenses  of the  receivership, including attorneys fees incurred  by the  receiver  and by Lender, together  with  interest  thereon at the interest  rate in effect  pursuant  to  the  Secured Debts, from  the  date incurred  until  repaid, and the balance  shall be applied toward the Secured Debts or in such other  manner as the court  may direct.    Unless sooner terminated  with the  express  consent   of  Lender,  any  such  receivership   will  continue  until  the  Secured  Debts  have  been discharged in full, or until title  to the Property  has passed after  foreclosure  sale and all applicable  periods of redemption  have expired.

23.  APPLICABLE LAW.    This  Security  Instrument is governed  by  the  laws  of  Colorado, the  United  States  of America, and to the extent  required, by the laws  of the jurisdiction where the Property is located, except  to the extent  such state laws are preempted by federal law.

24.  JOINT  AND INDIVIDUAL LIABILITY  AND  SUCCESSORS.   Each Grantor's  obligations  under  this  Security Instrument  are independent  of the obligations  of any other Grantor.   Lender may sue each Grantor individually or together  with  any other  Grantor.   Lender may release any part of the Property and Grantor will  still be obligated under  this  Security  Instrument for  the  remaining  Property.    Grantor  agrees that  Lender and any party  to  this Security  Instrument may  extend,  modify  or make  any  change  in the  terms  of  this  Security  Instrument or any evidence  of  debt  without Grantor's  consent.    Such  a change  will  not  release Grantor  from  the  terms  of  this Security  Instrument.  The  duties  and benefits  of  this  Security  Instrument will  bind  and benefit  the  successors and assigns of Lender and Grantor.

25.  AMENDMENT,  INTEGRATION  AND  SEVERABILITY.     This  Security   Instrument may  not  be  amended: or modified by oral agreement.   No amendment  or modification of this Security  Instrument is effective unless made in writing and executed  by Grantor  and Lender. This  Security  Instrument and any other  documents  relating· to the  Secured Debts  are the  complete  and final  expression  of  the  agreement.  If  any provision  of  this  Security Instrument  is unenforceable,  then the unenforceable  provision  will  be severed and the remaining  provisions  will still be enforceable.

26. INTERPRETATION.   Whenever  used, the  singular  includes  the  plural and the  plural includes  the  singular. The section  headings  are for  convenience  only  and are not  to  be used to  interpret  or define the  terms  of  this Security  Instrument.

27.  NOTICE, ADDITIONAL  DOCUMENTS  AND  RECORDING FEES.    Unless  otherwise required  by  law,  any notice  will be given by delivering  it or mailing  it by first  class mail to the appropriate party's address listed in the DATE  AND  PARTIES section,  or  to  any  other  address  designated  in  writing notice  to  one  Grantor  will: be deemed to  be notice  to  all Grantors.    Grantor  will  inform  Lender in writing of  any change in Grantor's  name, address  or  other   application   information.Grantor   will   provide   Lender  any  other,   correct   and  complete information  Lender  requests   to  effectively  mortgage   or  convey   the  Property. Grantor  agrees  to  pay' all expenses, charges  and  taxes  in  connection with  the  preparation  and recording  of  this  Security  Instrument. Grantor  agrees to  sign,  deliver,  and file  any  additional  documents  or  certifications that  Lender may  consiner necessary to perfect,  continue,  and preserve Grantor's  obligations  under this Security  Instrument and to confirm Lender's  lien status  on any Property, and Grantor  agrees to pay all expenses, charges and taxes in connection with  the preparation  and recording  thereof.  Time is of the essence.

SIGNATURES.   By signing, Grantor  agrees to  the  terms  and covenants  contained  in this  Security  lnstrument. Grantor also acknowledges receipt  of a copy of this Security  Instrument.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

ACKNOWLEDGMENT.

(Business or Entity)

County OF Denver, State OF Colorado ss.

This instrument was acknowledged before me this 2nd day of February, 2012 by Douglas A. Larson - President; Kevin M. Sipple - Vice President and Jeremy S. Martin - Vice President of Eldorado Artesian Springs, Inc. a Colorado corporation, on behalf of the corporation.

My commission expires: 5/3/12

CARYN R. OPPERMAN
NOTARY PUBLIC
STATE OF COLORADO
My Commission Expires 05/03/2012

Caryn R Opperman
(Notary Public)

(Lender Acknowledgment)

County OF Denver, State OF Colorado ss.

This instrument was acknowledged before me this 2nd day of February, 2012 by Art Nobles -- Vice President-NMLS ID #504230 of ANB Bank, a corporation, on behalf of the corporation.

My commission expires: 5/3/12

CARYN R. OPPERMAN
NOTARY PUBLIC
STATE OF COLORADO
My Commission Expires 05/03/2012

Caryn R Opperman
(Notary Public)

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"